SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549



FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  April 2, 2002



FLEETWOOD ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)


Delaware                     1-07699                95-1948322
(State or Other           (Commission File       (IRS Employer
Jurisdiction of             Number)            Identification Number)
Incorporation


3125 Myers Street, Riverside, California        92503-5527
(Address of Principal Executive Offices)        (Zip Code)



Registrant's telephone number, including area code: (909) 351-3500


                           N/A
(Former Name or Former Address, if Changed Since Last Report)

__________________________________________________________________

ITEM 4.  Change In Registrant's Certifying Accountant.

         On April 2, 2002, Fleetwood Enterprises, Inc. (the "Company"), a Delaware corporation, terminated the engagement of Arthur Andersen LLP as its independent auditor. The decision to terminate the engagement of Arthur Andersen was recommended by the Company's Audit Committee and approved by its Board of Directors.

         Arthur Andersen's report on the financial statements of the Company for each of the years ended April 30, 2000, and April 29, 2001, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended April 30, 2000, and April 29, 2001, and the interim period between April 29, 2001, and April 2, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the years ended April 30, 2000, and April 29, 2001, and the interim period between April 29, 2001, and April 2, 2002, there were no reportable events (as defined in Item 304(a) (1) (v) of Regulation S-K promulgated by the Securities and Exchange Commission). A letter from Arthur Andersen is attached as Exhibit 16.1 to this Report.

         The Company has engaged Ernst & Young LLP as its new independent auditor, effective April 4, 2002. During the years ended April 30, 2000, and April 29, 2001, and the interim period between April 29, 2001, and April 4, 2002, the Company did not consult with Ernst & Young regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements or (iii) any matter that was either the subject of a disagreement (as described above) or a reportable event.



ITEM 7.  Financial Statements, Pro Forma Financial Information And Exhibits.

(c) Exhibits

Exhibit
Number                  Description of Exhibit

16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.

99.1                    Press Release dated April 5, 2002


                         SIGNATURE

     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Fleetwood Enterprises, Inc.


                                            /s/ Boyd R. Plowman

Date:  April 5, 2002                       By:  Boyd R. Plowman

Exhibit
Number                  Description of Exhibit

*16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.

*99.1                   Press release dated April 5, 2002

*Filed herewith



                                                    EXHIBIT 16.1






Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

April 3, 2002

Dear Sir/Madam:

We have read the first three paragraphs of Item 4 included in the Form 8-K dated April 2, 2002 of Fleetwood Enterprises, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,



/ s / Arthur Andersen LLP


cc:  Mr. Boyd Plowman, Fleetwood Enterprises, Inc.



                                              EX 99.1 PRESS RELEASE


                              FOR IMMEDIATE RELEASE


             Fleetwood Appoints Ernst & Young as Auditor


Riverside, Calif., April 5, 2002 - Fleetwood Enterprises, Inc. (NYSE: FLE), the nation's largest manufacturer of recreational vehicles and a leading producer and retailer of manufactured housing, announced today that its Board of Directors has appointed Ernst & Young LLP as the Company's independent auditors for fiscal year 2002. The appointment of Ernst & Young was made after an extensive review of a number of top-ranked public accounting firms. The final selection was made at the recommendation of the Audit Committee of the Company's Board of Directors.

Prior to the selection of Ernst & Young, Arthur Andersen LLP had served as Fleetwood's independent auditors. The decision to change auditors was not the result of any disagreement between Fleetwood and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure. Arthur Andersen has provided exemplary services as independent auditors to Fleetwood since 1955 and Fleetwood has valued its relationship with the firm.

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